Money Market Funds

Prospectus and SAI Supplement

UBS Money Series

UBS Prime Investor Fund

Supplement to the Prospectus and Statement of Additional Information ("SAI") dated January 11, 2016

January 28, 2016

Dear Investor:

The purpose of this supplement is to update the Prospectus and SAI in connection with a change to the minimum investment level for subsequent investments for UBS Prime Investor Fund (the "Fund"). In particular, effective February 1, 2016, the minimum investment level for subsequent investments in the Fund will be eliminated.

In addition, effective February 1, 2016 through March 31, 2016, UBS Asset Management (Americas) Inc. ("UBS AM") will voluntarily waive 0.10% of its management fee. This waiver, along with other voluntary and contractual waivers, will result in the Fund's ordinary total annual fund operating expenses (after fee waivers and expense reimbursements) not exceeding 0.35% for the period February 1, 2016 through March 31, 2016. UBS AM may voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive those fees. Waivers may affect the Fund's performance.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-779